Exhibit 10.14

VERITAS Software Corporation

2002 Directors Stock Option Plan

(As Adopted Effective May 14, 2002)

i

VERITAS Software Corporation

2002 Directors Stock Option Plan

ARTICLE 1.	INTRODUCTION.

     The Board adopted the Plan effective as of May 14, 2002. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Non-Employee Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Non-Employee Directors with exceptional qualifications and (c) linking Non-Employee Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for automatic and non-discretionary grants of Options to Non-Employee Directors.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2.	ADMINISTRATION.

          2.1 Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

          2.2 Committee Responsibilities. The Committee shall interpret the Plan and make all decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

ARTICLE 3.	SHARES AVAILABLE FOR GRANTS.

          3.1 Basic Limitation. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of shares of Common Stock subject to Options granted under the Plan shall not exceed (a) 1,900,258 plus (b) the additional shares of Common Stock described in

Section 3.2. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 6.

          3.2 Additional Shares. If Options are forfeited or terminate for any other reason before being exercised, then the shares of Common Stock subject to such Options shall again become available for the grant of Options under the Plan.

ARTICLE 4.	AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

          4.1 Eligibility. Only Non-Employee Directors shall be eligible for the grant of Options under the Plan.

          4.2 Initial Grants. Each Non-Employee Director who first becomes a member of the Board shall receive an automatic one-time grant of an Option covering between 50,000 and 100,000 shares of Common Stock. The specific number of shares covered by such Option shall be determined by the Board at its discretion on a periodic basis, but in no event shall the number of shares granted exceed 100,000. Such Option shall be granted on the date when such Non-Employee Director first joins the Board. A Non-Employee Director who previously was an Employee shall not receive a grant under this Section 4.2.

          4.3 Annual Grants. Upon the conclusion of each regular annual meeting of the Company’s stockholders held in the year 2002 or thereafter, each Non-Employee Director who will continue serving as a member of the Board thereafter shall receive an Option covering 10,000 and 50,000 shares of Common Stock, except that such Option shall not be granted in the calendar year in which the same Non-Employee Director received the Option described in Section 4.2. The specific number of shares covered by such Option shall be determined by the Board at its discretion on a periodic basis, but in no event shall the number of shares granted exceed 50,000. A Non-Employee Director who previously was an Employee shall be eligible to receive grants under this Section 4.3.

          4.4 Committee Service. Upon the conclusion of each regular annual meeting of the Company’s stockholders held in the year 2002 and thereafter, each Non-Employee Director who serves on a committee of the Board shall receive once per year, an automatic grant of an Option covering 10,000 shares of Common Stock for the first committee on which such director serves and 5,000 shares of Common Stock for each additional committee on which such director serves. A Non-Employee Director who previously was an Employee shall be eligible to receive grants under this Section 4.4.

          4.5 Exercisability and Vesting. Each automatic grant made pursuant to Sections 4.2, 4.3, and 4.4 herein shall be immediately exercisable for any or all of the Option shares. Any shares purchased under the Option shall be subject to repurchase by the Company, at the exercise price paid per share, upon the Optionee’s cessation of Service prior to vesting in those shares. Subject to the Non-

Employee Director’s continuing Service, each Option granted under Sections 4.2, 4.3, and 4.4 shall become vested in equal monthly installments over the 48-month period commencing on the date of grant.

          Vesting of the Option shares shall be subject to acceleration as provided in Sections 4.6 and 6.3. In no event, however, shall any additional Option shares vest after the Optionee’s cessation of Service.

          4.6 Accelerated Vesting. Options granted to a Non-Employee Director under this Article 4 shall also become vested as follows:

     (a) In the event that such Non-Employee Director’s Service terminates because of death, the shares of Common Stock at the time subject to each outstanding Option but not otherwise vested shall automatically vest and the Company’s repurchase right shall lapse as to 50% of the then unvested shares; and

     (b) In the event that the Company is subject to a Change in Control before such Non-Employee Director’s Service terminates, all of the shares purchasable under the Options, shall become vested and the Company’s repurchase right shall lapse with respect thereto.

          4.7 Exercise Price. The Exercise Price under all Options granted to a Non-Employee Director under this Article 4 shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant, payable in one of the forms described in Article 5.

          4.8 Term. All Options granted to a Non-Employee Director under this Article 4 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date 6 months after the termination of such Non-Employee Director’s Service for any reason other than death or Disability, or (c) the date 12 months after the termination of such Non-Employee Director’s Service because of death or Disability.

          4.9 Affiliates of Non-Employee Directors. The Committee may provide that the Options that otherwise would be granted to a Non-Employee Director under this Article 4 shall instead be granted to an affiliate of such Non-Employee Director. Such affiliate shall then be deemed to be a Non-Employee Director for purposes of the Plan, provided that the Service-related vesting and termination provisions pertaining to the Options shall be applied with regard to the Service of the Non-Employee Director.

          4.10 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.

          4.11 Option Transferability. Prior to death, only an Optionee may exercise an Option. If an Optionee attempts to transfer (other than through a will or beneficiary designation), assign, sell or use an Option as security for a loan the Option will immediately become invalid. However, the Committee may, in its sole discretion, allow an Optionee to transfer an Option as a gift to members of the Optionee’s Immediate Family or to trusts or partnerships for the exclusive benefit of members of Optionee’s Immediate Family. Such transfer will only be allowed if both the Optionee and the transferee(s) execute the forms prescribed by the Committee, which shall include the consent of the transferee(s) to be bound by the terms of the Optionee’s Stock Option Agreement.

ARTICLE 5.	PAYMENT FOR OPTION SHARES.

          5.1 Cash. All or any part of the Exercise Price may be paid in cash or cash equivalents.

          5.2 Surrender of Stock. All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee. Such shares of Common Stock shall be valued at their Fair Market Value on the date when the new shares of Common Stock are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

          5.3 Exercise/Sale. All or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the shares of Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

          5.4 Other Forms of Payment. At the sole discretion of the Committee, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 6.	PROTECTION AGAINST DILUTION.

          6.1 Adjustments. In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in shares of Common Stock or a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, corresponding adjustments shall automatically be made in each of the following:

     (a) The number of Options available for future grants under Article 3;

     (b) The number of Options automatically granted under Article 4;

     (c) The number of shares of Common Stock covered by each outstanding Option; and

     (d) The Exercise Price under each outstanding Option.

In the event of a declaration of an extraordinary dividend payable in a form other than shares of Common Stock in an amount that has a material effect on the price of shares of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 6, an Optionee shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

          6.2 Dissolution or Liquidation. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

          6.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Options by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Options by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own options for the outstanding Options, (d) full exercisability and accelerated expiration of the outstanding Options or (e) settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of such Options.

ARTICLE 7.	LIMITATION ON RIGHTS.

          7.1 Stockholders’ Rights. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Option prior to the time when he or she becomes entitled to receive such shares of Common Stock by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

          7.2 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of shares of Common Stock pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such shares of Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

          7.3 Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Common Stock or make any cash payment under the Plan until such obligations are satisfied.

ARTICLE 8.	FUTURE OF THE PLAN.

          8.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of the Company’s 2002 Annual Meeting of Stockholders. The Plan shall remain in effect until it is terminated under Section 8.2.

          8.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

ARTICLE 9.	DEFINITIONS.

          9.1 “Board” means the Company’s Board of Directors, as constituted from time to time.

          9.2 “Change in Control” means:

     (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

     (b) The sale, transfer or other disposition of all or substantially all of the Company’s assets;

     (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

     (d) Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

          9.3 “Code” means the Internal Revenue Code of 1986, as amended.

          9.4 “Committee” means a committee of the Board, as described in Article 2.

          9.5 “Common Stock” means the common stock of the Company.

          9.6 “Company” means VERITAS Software Corporation, a Delaware corporation.

          9.7 “Disability” shall mean permanent and total disability (as defined in Section 22(e)(3) of the Code).

          9.8 “Employee” means a common-law employee of the Company, a Parent or a Subsidiary.

          9.9 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          9.10 “Exercise Price” means the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

          9.11 “Fair Market Value” means the market price of shares of Common Stock, determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

          9.12 “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

          9.13 “Non-Employee Director” means a member of the Board who is not an Employee.

          9.14 “Option” means an option granted under the Plan and entitling the holder to purchase shares of Common Stock. Options do not qualify as incentive stock options described in section 422(b) of the Code.

          9.15 “Optionee” means an individual, estate, or affiliate of a Non-Employee Director that holds an Option.

          9.16 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          9.17 “Plan” means this VERITAS Software Corporation 2002 Directors Stock Option Plan, as amended from time to time.

          9.18 “Service” means service as a member of the Board.

          9.19 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

          9.20 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

Exhibit A
Form of Stock Option Agreement

VERITAS Software Corporation
2002 Directors Stock Option Plan

Stock Option Agreement

Tax Treatment	This option is intended to be a nonstatutory stock option and is not intended to qualify under section 422 of the Internal Revenue Code as an incentive stock option.

Exercisability of Option	You may immediately exercise all or part of this option, as shown in the Notice of Stock Option Grant.

Vesting of Option Shares	The shares covered by this option vest in installments, as shown in the Notice of Stock Option Grant. In addition, the shares covered by this option shall vest on an accelerated basis as follows:

• In the event that your service on the Board of Directors terminates because of death, the shares of common stock subject to this option but not otherwise vested at such time shall automatically vest as to and the Company’s repurchase right shall lapse as to 50% of the then unvested shares.

• In the event that the Company is subject to a “Change in Control” (as defined in the Plan) before your Board service terminates, all of the shares purchasable under the options, shall become vested and the Company’s repurchase right shall lapse with respect thereto. In no event will additional shares vest after your service has terminated for any reason.

Term	This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (It will expire earlier if your service terminates, as described below.)

Regular Termination	If your service terminates for any reason except death or total and permanent disability, then this option will expire at the close of business at Company headquarters on the date 6 months after your termination date. The Company determines when your service terminates for this purpose.

Death	If you die before your service terminates, then this option will expire at the close of business at Company headquarters on the date 12 months after the date of death.

Disability	If your service terminates because of your Disability, (as defined in the Plan) then this option will expire at the close of business at Company headquarters on the date 12 months after your termination date.

Right of Repurchase	You may exercise your option before all of the option shares have vested. The shares that you buy over and above your vested shares are “nonvested shares.” You may not sell, transfer, pledge or otherwise dispose of any nonvested shares without the written consent of the Company, except as provided in the next sentence. You may transfer nonvested shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or grandchildren. A transferee of nonvested shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If nonvested shares are subject to a stock split, stock dividend or similar transaction, then the additional shares you receive as a result will also be treated as nonvested shares.

If your service terminates for any reason while you are holding nonvested shares, the Company may buy those nonvested shares back from you at the exercise price that you originally paid. If the Company wishes to exercise its right to repurchase the nonvested shares, it must give you written notice within 90 days after the termination of your service.

If the Company exercises its right to repurchase your nonvested shares, you must deliver the appropriate number of shares to the Company within 30 days after you receive the Company’s notice. The stock certificate(s) must be fully endorsed or accompanied by a duly executed stock transfer power. You will receive a check for the exercise price that you originally paid for the nonvested shares. If your nonvested shares are not delivered as required, then you will no longer have any rights with respect to the nonvested shares (including the right to vote or transfer the shares) and the nonvested shares will be deemed to have been repurchased by the Company.

You will not be permitted to exercise your option in order to purchase nonvested shares after your service has terminated for any reason.

The certificates for nonvested shares have stamped on them a special legend referring to the Company’s right of repurchase. In addition to or in lieu of imposing the legend, the Company may hold the certificates in escrow. As your vested percentage increases, you may request (at reasonable intervals) that the Company release to you a certificate without the repurchase legend for your vested shares.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise	When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when the Company receives it.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

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Form of Payment	When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

	•	Your personal check, a cashier’s check or a money order.

	•	Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

	•	Irrevocable directions to a securities broker approved by the Company to sell all or part of your vested option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

	•	Irrevocable directions to a securities broker or lender approved by the Company to pledge vested option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

Withholding Taxes and Stock Withholding	You will not be allowed to exercise this option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the option exercise or the vesting of your shares. With the Company’s consent, these arrangements may include (a) withholding shares of Company stock that otherwise would be issued to you when you exercise this option or (b) surrendering shares that you previously acquired. The value of these shares, determined as of the date withholding taxes are due, will be applied to the withholding taxes.

Restrictions on Resale	You agree not to sell any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your service continues and for such period of time after the termination of your service as the Company may specify.

Transfer of Option	Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation.

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Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

Retention Rights	Your option or this Agreement do not interfere with or otherwise restrict in any way the rights of the Company and the Company’s stockholders to remove you from the Board at any time in accordance with the provisions of applicable law.

Stockholder Rights	You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

By signing the Notice of Stock Option Grant, you agree to all of the terms and conditions described above and in the 2002 Directors Stock Option Plan.

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Exhibit B
Form of Notice of Stock Option Grant

VERITAS Software Corporation
2002 Directors Stock Option Plan

Notice of Stock Option Grant (Initial)

               You have been granted the following option to purchase Common Stock of VERITAS Software Corporation (the “Company”):

Name of Optionee:

Total Number of Shares Granted:	___

Type of Option:	Nonstatutory Stock Option

Exercise Price Per Share:	$

Date of Grant:

Grant Number:

Date Exercisable:	All or part of this option is exercisable at any time after the Date of Grant.

Vesting Schedule:	The Right of Repurchase shall lapse with respect to 1/48th of the Shares subject to this option after you complete each month of Board service from the Date of Grant.

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached to and made a part of this document, and of the 2002 Directors Stock Option Plan (the “Plan”).

Optionee:	VERITAS Software Corporation

By:

Title:

Print Name

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VERITAS Software Corporation
2002 Directors Stock Option Plan

Notice of Stock Option Grant (Annual)

               You have been granted the following option to purchase Common Stock of VERITAS Software Corporation (the “Company”):

Name of Optionee:

Total Number of Shares Granted:	___

Type of Option:	Nonstatutory Stock Option

Exercise Price Per Share:	$

Date of Grant:

Date Exercisable:	All or part of this option is exercisable at any time after the Date of Grant.

Vesting Schedule:	The Right of Repurchase shall lapse with respect to 1/48th of the Shares subject to this option after you complete each month of Board service from the Date of Grant.

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached to and made a part of this document, and of the 2002 Directors Stock Option Plan (the “Plan”).

Optionee:	VERITAS Software Corporation

By:

Title:

Print Name

VERITAS Software Corporation
2002 Directors Stock Option Plan

Notice of Stock Option Grant (Committee)

               You have been granted the following option to purchase Common Stock of VERITAS Software Corporation (the “Company”):

Name of Optionee:

Total Number of Shares Granted:	___

Type of Option:	Nonstatutory Stock Option

Exercise Price Per Share:	$

Date of Grant:

Date Exercisable:	All or part of this option is exercisable at any time after the Date of Grant.

Vesting Schedule:	The Right of Repurchase shall lapse with respect to 1/48th of the Shares subject to this option after you complete each month of Board service from the Date of Grant.

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached to and made a part of this document, and of the 2002 Directors Stock Option Plan (the “Plan”).

Optionee:	VERITAS Software Corporation

By:

Title:

Print Name

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